Exhibit 10.16
AMENDED AND RESTATED PLEDGE AGREEMENT
          AMENDED AND RESTATED PLEDGE AGREEMENT effective as of November 1, 2007 (this “Pledge Agreement”) among BioScrip, Inc., a Delaware corporation (f/k/a MIM Corporation) (together with its corporate successors and assigns, “BioScrip”), Chronimed Inc., a Minnesota corporation (together with its corporate successors and assigns, “Chronimed”), each of the Borrowers under the LSA (as defined below) (the “Borrowers” and together with BioScrip and Chronimed, each a “Grantor” and collectively, the “Grantors”), and HFG HEALTHCO-4 LLC, a Delaware limited liability company (the “Lender”).
          The Borrowers and the Lender have entered into that certain Amended and Restated Loan and Security Agreement, dated as of September 26, 2007 (as amended, restated, modified or supplemented from time to time, the “LSA”; capitalized terms used herein and not defined herein shall have the meanings attributed thereto in the LSA).
          Each of BioScrip and Chronimed is benefiting from the transactions described in the LSA and is a beneficiary thereof and has entered into an Amended and Restated Guaranty (the “Guaranty”), pursuant to which it is jointly and severally guarantying the obligations of the Borrowers under the LSA.
          Each Grantor and the Lender would like to amend and restate the Pledge Agreement, dated as of December 29, 2006, among the Grantors (other than Chronimed) and the Lender (the “Original Pledge Agreement”) to, among other things, add Chronimed as a Grantor and restate the obligations being secured.
          It is a condition precedent to the effectiveness of the LSA and the making of any financial accommodations under the LSA that the Grantors execute and deliver a pledge agreement in the form hereof to secure the following (collectively, the “Obligations”): (a) the payment in full of the Lender Debt under the LSA and (b) all obligations of each Grantor at any time and from time to time under this Pledge Agreement, including without limitation any and all reasonable costs and expenses (including reasonable counsel fees and expenses) paid or incurred in enforcing any rights under this Pledge Agreement.
          NOW, THEREFORE, the Grantors and the Lender hereby agree to amend and restate the Original Pledge Agreement as follows:
          1. Pledge. As security for the payment and performance in full of the Obligations, each Grantor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Lender, and grants to the Lender, for its own benefit, a security interest in (a) the shares of capital stock, limited liability company interests and membership interests listed in Schedule I annexed hereto next to such Grantor’s name (the “Initial Pledged Equity”), any additional shares of common stock, limited liability company interests and membership interests of the issuers listed in Schedule I annexed hereto obtained in the future by such Grantor and any capital stock, limited liability company interests and membership interests in any entity acquired in the future by such Grantor (collectively, the Initial Pledged Equity together with all such additional shares pledged in the future, the “Pledged Equity”) and (b) subject to Section 5 below, all proceeds of the Pledged Equity, including, without limitation, all cash, securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any of or all such Pledged Equity (the items referred to in clauses (a) and (b) being collectively called the “Collateral”). Upon delivery to the Lender, any securities now or hereafter included in the Collateral including, without limitation, the Pledged Equity (the “Pledged Securities”) shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Lender. Each delivery of Pledged Securities shall be accompanied by a schedule showing a description of the securities theretofore and then being pledged hereunder, which schedule shall be annexed to Schedule I hereto and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.
          2. Delivery of Collateral.
          (a) Each Grantor agrees to deliver or cause to be delivered to the Lender all original certificates, instruments and other documents evidencing or representing the Initial Pledged Equity concurrently with the execution and delivery of this Pledge Agreement and the original certificates, instruments or other documents evidencing or representing all other Pledged Equity within ten days after such Grantor’s receipt thereof, in each case accompanied by duly executed undated instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Lender.
          (b) If any Pledged Security (whether now owned or hereafter acquired) are “uncertificated securities” within the meaning of the Uniform Commercial Code or are otherwise not evidenced by any certificate or instrument, the applicable Grantor shall promptly take and cause to be taken all actions required under Articles 8 and 9 of the Uniform Commercial Code and any other applicable law, to enable the Lender to acquire “control” (within the meaning of such term under Section 8-106 (or its successor provision) of the Uniform Commercial Code) of such uncertificated securities and as may be otherwise necessary or deemed appropriate by the Lender to perfect the security interest of the Lender therein, including, without limitation, the filing of UCC-1 financing statements in the appropriate jurisdictions.
          3. Representations, Warranties and Covenants. Each Grantor hereby represents, warrants and covenants to and with the Lender that:
          (a) except for the security interest granted to the Lender, such Grantor (i) is and, subject to the provisions of the LSA, will at all times (except to the extent the obligations of such Grantor under this Pledge Agreement are terminated solely as provided in Section 14(b) hereto) continue to be the direct owner, beneficially and of record, of the Pledged Securities that it is pledging hereunder, (ii) holds the Collateral that it is pledging hereunder free and clear of all Liens, charges, encumbrances and security interests of every kind and nature, and the Pledged Equity is subject to no options to purchase or any similar or other rights of any person and such Grantor has not granted “control” (within the meaning of such term under Section 8-106 (or its successor provision) of the Uniform Commercial Code) over any portion of the Collateral to any other person, (iii) will make no assignment, pledge, hypothecation or, subject to the provisions of the LSA, transfer of, or create any security interest in, the Collateral that it is pledging hereunder including, without limitation, by virtue of becoming bound by any agreement which restricts in any manner the rights of any present or future holder of any Pledged Equity with respect thereto, and (iv) subject to Section 5 below, will cause any and all Pledged Securities and other certificates, instruments or documents evidencing or representing any of the Collateral, whether for value paid by such Grantor or otherwise, to be forthwith deposited with the Lender and pledged or assigned hereunder;
          (b) such Grantor (i) has the right and legal authority to pledge the Collateral it is pledging hereunder in the manner hereby done or contemplated, (ii) will not amend, modify or supplement any Pledged Security without the prior written consent of the Lender, not to be unreasonably withheld, and (iii) will defend its title or interest thereto or therein against any and all attachments, Liens, claims, encumbrances, security interests or other impediments of any nature, however arising, of all persons whomsoever;
          (c) no consent or approval of any governmental body or regulatory authority or any securities exchange is necessary for the pledge effected hereby to be valid;
          (d) by virtue of the execution and delivery by such Grantor of this Pledge Agreement, when the certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Lender in accordance with this Pledge Agreement and Uniform Commercial Code financing statements in the form attached hereto as Exhibit A are filed in the appropriate jurisdictions, the Lender will obtain a valid and perfected first Lien upon and security interest in such Collateral as security for the repayment of the Obligations, prior to all other Liens and encumbrances thereon and security interests therein;
          (e) the pledge effected hereby is effective to vest in the Lender the rights in the Collateral as set forth herein;
          (f) all of the Pledged Equity has been duly authorized and validly issued and as at the date hereof, the Initial Pledged Equity constitutes all of the issued and outstanding shares of capital stock, limited liability company interests or membership interests, as applicable, of the issuers listed on Schedule I annexed hereto; and
          (g) except for the Pledged Equity consisting of capital stock in a corporation, the Pledged Equity is not and will not in the future be certificated.

          All representations, warranties and covenants of each Grantor contained in this Pledge Agreement shall survive the execution, delivery and performance of this Pledge Agreement until the termination of this Pledge Agreement pursuant to Section 14 hereof.
          4. Registration in Nominee Name; Denominations. Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right (in its sole and absolute discretion with subsequent notice to the Grantors) to transfer to or to register the Pledged Securities in its own name or the name of its nominee. In addition, the Lender shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Pledge Agreement.
          5. Voting Rights; Dividends; etc. (a) Unless and until an Event of Default under the LSA shall have occurred and be continuing:
               (i) The Grantors shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement and the LSA provided that such action would not adversely affect the rights inuring to the Lender under this Pledge Agreement or the LSA or adversely affect the rights and remedies of the Lender under this Pledge Agreement or the LSA or the ability of the Lender to exercise the same.
               (ii) The Lender shall execute and deliver to the Grantors, or cause to be executed and delivered to the Grantors, all such proxies, powers of attorney, and other instruments as the Grantors may reasonably request for the purpose of enabling the Grantors to exercise the voting and/or consensual rights and powers which they are entitled to exercise pursuant to subparagraph (i) above.
               (iii) The Grantors shall be entitled to receive and retain any and all cash dividends and distributions paid on the Pledged Securities only to the extent that such cash dividends and distributions are permitted by, and otherwise paid in accordance with the terms and conditions of, the LSA and applicable laws. Any and all
                    a. noncash dividends and distributions,
                    b. stock or dividends and other distributions paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, and
                    c. instruments, securities, other distributions in property, return of capital, capital surplus or paid-in surplus or other distributions made on or in respect of Pledged Securities (other than dividends permitted by this Section 5(a)(iii)), whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock, limited liability company interests or membership interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Grantors, shall not be commingled by the Grantors with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Lender and shall be forthwith delivered to the Lender in the same form as so received (with any necessary endorsement).
          (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Grantors to receive any dividends, stock, instruments, securities and other distributions which the Grantors are authorized to receive pursuant to paragraph (a)(iii) of this Section 5 shall cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole and exclusive right and authority to receive and retain such dividends. All dividends and distributions which are received by the Grantors contrary to the provisions of this Section 5(b) shall be received in trust for the benefit of the Lender, shall be segregated from other property or funds of the Grantors and shall be forthwith delivered to the Lender as Collateral in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Lender pursuant to the provisions of this Section 5 (b) shall be retained by the Lender in an account to be established by the Lender upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 8 hereof.
          (c) Upon the occurrence and during the continuance of an Event of Default, all rights of the Grantors to exercise the voting and consensual rights and pursuant to the irrevocable proxy granted herein, powers which it is entitled to exercise pursuant to Section 5(a)(i) shall cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.
          (d) In order to permit the Lender to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 5(c) and to receive all dividends and other distributions which it may be entitled to receive under Section 5(a)(iii) or Section 5(b), each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Lender all such proxies, dividend payment orders and other instruments as the Lender may from time to time reasonably request.
     Without limiting the effect of the foregoing, each Grantor does hereby constitute and appoint the Lender as its proxy, and the Lender shall have the right, upon the occurrence and during the continuance of an Event of Default, to exercise all rights, benefits, privileges and powers accruing to such Grantor, as owner of the Pledged Securities, including, without limitation, giving or withholding consent, calling and attending shareholders’ meetings to be held from time to time with full power to vote and act for and in the name, place, and stead of such Grantor and in the same manner, to the same extent, and with the same effect that such Grantor would if personally present at such meetings, giving to the Lender full power of substitution and revocation, which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Equity on the record books of the issuer thereof) by any person (including the issuer of the Pledged Equity or any officer or agent thereof).
THIS PROXY IS IRREVOCABLE
     Any proxy or proxies heretofore given by any Grantor to any person or persons with respect to the Pledged Equity owned by such Grantor are hereby revoked. This proxy shall continue in full force and effect until such time as all Obligations are paid and satisfied in full in accordance with the terms of the LSA.
          6. Issuance of Additional Stock. Each Grantor agrees that it will cause each of its subsidiaries not to issue any stock, limited liability company interests, membership interests or other securities, whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Pledged Securities or otherwise.
          7. Remedies upon Event of Default If an Event of Default shall have occurred and be continuing, the Lender may sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Lender shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and such Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.
     The Lender shall give the Grantors 10 days’ written notice (which the Grantors agree is reasonable notice within the meaning of Section 9-611 of the Uniform Commercial Code as in effect in New York) of the Lender’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Lender may (in its sole and absolute discretion) determine. The Lender shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Lender until the sale price is paid by the purchaser or purchasers thereof, but the Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 7, the Lender may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and the Lender may make payment on account thereof by using any claim then due and payable to the Lender from any Grantor as a credit against the purchase price, and the Lender may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Lender shall be free to carry out such sale and purchase pursuant to such agreement, and such Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Lender shall have entered into such an agreement all defaults under the LSA shall have been remedied and the Obligations paid in full. The Grantors shall remain liable for any deficiency. As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.
          8. Application of Proceeds of Sale. The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Lender promptly as follows:
     FIRST, to the payment of all reasonable costs and expenses reasonably incurred by the Lender in connection with such sale or otherwise in connection with this Pledge Agreement or any of the Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of the Lender and its legal counsel, the repayment of all advances made by the Lender on behalf of the Grantors and as specified to the Grantors and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;
     SECOND, to the Lender to the payment in full of all Obligations (other than those referred to above) owed to the Lender to be applied to the Lender’s outstanding obligations under the LSA in the manner set forth therein; and
     LAST, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.
          9. The Lender Appointed Attorney-in-Fact. Each Grantor hereby appoints the Lender its attorney-in-fact for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Lender’s name or in the name of any Grantor, to ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to such Grantor representing any interest or dividend, or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Lender to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Lender, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Lender, or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of such Grantor or to any claim or action against the Lender in the absence of the gross negligence or willful misconduct of the Lender.
          10. No Waiver. No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Lender shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by the Lender.
          11. Registration, etc. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Lender desires to sell any of the Pledged Securities at a public sale, it will, at any time and from time to time, upon the written request of the Lender, take or to cause the issuer of such Pledged Securities to take such action and to prepare, distribute and/or file such documents, as are required or advisable in the opinion of counsel for the Lender to permit the public sale of such Pledged Securities. The Grantors further agrees to indemnify, defend and hold harmless the Lender, any member of the Lender Group and any underwriter and their respective officers, directors, affiliates and controlling persons (within the meaning of Section 20 of the Securities Exchange Act of 1934) from and against all loss, liability, expenses, costs, fees and disbursements of counsel (including, without limitation, a reasonable estimate of the cost to the Lender of legal counsel), and claims (including the costs of investigation) which they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same arises out of any untrue statement or omission based upon information furnished in writing to the

Grantors or the issuer of such Pledged Securities by the Lender, any member of the Lender Group or the underwriter expressly for use therein. The Lender (with respect to such information furnished by it) shall indemnify, defend and hold harmless each Grantor or the issuer of such Pledged Securities and their respective officers, directors, affiliates and controlling persons (within the meaning of Section 20 of the Securities Exchange Act of 1934) upon the same terms as are applicable to such Grantor pursuant hereto. The Grantors further agrees to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Lender and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. The Grantors will bear all costs and expenses of carrying out its obligations under this Section 11. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 11 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 11 may be specifically enforced. The Lender agrees to utilize only the services of underwriters and brokers unaffiliated with any member of the Lender Group, and no remuneration shall be paid to any member of the Lender Group, in effecting the public sale of the Pledged Securities.
          12. Security Interest Absolute. All rights of the Lender hereunder, the grant of a security interest in the Collateral and all obligations of each Grantor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the LSA, the Guaranty, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the LSA, the Guaranty, or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Obligations or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, such Grantor in respect of the Obligations or in respect of this Pledge Agreement.
          13. Lender’s Fees and Expenses. The Grantors shall be obligated to, upon demand, pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its respective counsel and of any experts or agents which the Lender may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder or (iv) the failure by either Grantor to perform or observe any of the provisions hereof. In addition, the Grantors agree to indemnify and hold the Lender harmless from and against any and all liability incurred by the Lender hereunder or in connection herewith, unless such liability shall be due to the gross negligence or willful misconduct of the Lender, as the case may be. Any such amounts payable as provided hereunder or thereunder shall be additional Obligations secured hereby.

          14. Termination. (a) This Pledge Agreement shall terminate when (i) all of the Obligations have been fully paid in immediately available funds and (ii) the Lender has no further commitment to make any advances under the LSA, at which time the Lender shall reassign and deliver to the Grantors, or to such person or persons as the Grantors shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise still be held by it hereunder, together with appropriate instruments of reassignment and release, including delivery of Uniform Commercial Code termination statements and similar documents reasonably requested by the Grantors; provided, however, that all indemnities of the Grantors contained in this Pledge Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Pledge Agreement. Any such reassignment shall be without recourse to or warranty by the Lender and at the expense of the Grantors.
               (b) In the event that (i) (1) a Removal of a Grantor occurs in accordance with the terms of the LSA or (2) the Guaranty of a Grantor is terminated (in accordance with the terms of such Guaranty and the other Documents) and (ii) such Grantor shall no longer have any liability with respect to the Obligations (either directly or as a guarantor thereof), then this Pledge Agreement shall terminate with respect to such Grantor in accordance with the terms of Section 14(a) hereto.
          15. Notices. All communications and notices hereunder shall be in writing and given as provided in the LSA.
          16. Further Assurances. Each Grantor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Lender may at any time reasonably request in connection with the administration and enforcement of this Pledge Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Lender their rights and remedies hereunder.
          17. Binding Agreement; Assignments. This Pledge Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantors shall not be permitted to assign this Pledge Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Lender as Collateral under this Pledge Agreement.
          18. GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF.

          19. Severability. In case any one or more of the provisions contained in this Pledge Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.
          20. Counterparts. This Pledge Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Pledge Agreement shall be effective when a counterpart which bears the signature of the Grantors shall have been delivered to the Lender.
          21. Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Pledge Agreement.
[Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the day and year first above written.

GRANTORS:	BIOSCRIP PBM SERVICES, LLC
By:
Name:
Title:

BIOSCRIP, INC.
By:
Name:
Title:

BIOSCRIP PHARMACY SERVICES, INC.
By:
Name:
Title:

BIOSCRIP INFUSION SERVICES, INC.
By:
Name:
Title:

BIOSCRIP PHARMACY (NY), INC.
By:
Name:
Title:

BIOSCRIP PHARMACY, INC.
By:
Name:
Title:

NATURAL LIVING, INC.
By:
Name:
Title:

BIOSCRIP INFUSION SERVICES, LLC
By:
Name:
Title:

CHRONIMED INC.
By:
Name:
Title:

LENDER:	HFG HEALTHCO-4, LLC
	By:	HFG Healthco-4, Inc., a member

By:
Name:
Title:

SCHEDULE I
to Pledge Agreement

						Percentage of
					Number of	Outstanding
Grantor	Equity Issuer	Class of Equity	Certificate No(s).	Par Value	Shares/Interests	Shares/Interests
BioScrip, Inc.	BioScrip Infusion Services, Inc. (f/k/a Intravenous Therapy Services, Inc.)	Common Shares	2	$0.00	1,000	100%

BioScrip, Inc.	BioScrip Pharmacy Services, Inc.	Common Shares	2	$0.00	204	100%

BioScrip, Inc.	MIM IPA, Inc.	Common Shares	2	$0.01	1,000	100%

BioScrip, Inc.	MIM Investment Corporation	Common Shares	2	$0.01	1,000	100%

BioScrip, Inc.	BioScrip PBM Services, LLC	limited liability company interests	uncertificated interest			100%

BioScrip, Inc.	BioScrip Pharmacy (NY), Inc. (f/k/a Vitality Home Infusion Services, Inc.)	Common Shares	8	$0.00	100	100%

BioScrip, Inc.	Chronimed Inc.	Common Shares	1	$0.01	100	100%

BioScrip, Inc. (f/k/a MIM Corporation)	MIM Health Plans of Puerto Rico, Inc.	Common Shares	1	$100.00	100	50%

BioScrip PBM Services, LLC (f/k/a Scrip Solutions, LLC)	Natural Living, Inc.	Common Shares	2	$0.00	100	100%

BioScrip PBM Services, LLC	BioScrip Infusion Services, LLC	limited liability company interests	uncertificated interest			100%

BioScrip Infusion Services, LLC	New York ADIMA, LLC	limited liability company interests	uncertificated interest			100%

						Percentage of
					Number of	Outstanding
Grantor	Equity Issuer	Class of Equity	Certificate No(s).	Par Value	Shares/Interests	Shares/Interests
BioScrip Infusion Services, LLC	BioScrip Infusion Management, LLC	limited liability company interests	uncertificated interest			100%

Chronimed Inc.	Los Feliz Inc.					100%

Chronimed Inc.	BioScrip Pharmacy, Inc. (f/k/a Chronimed Holdings Inc.)	Common Shares	01	$.01	1,000	100%

EXHIBIT A
UCC Financing Statements